January 21, 1999

International Gold Corp.
A Nevada Corp.
5000 Birch Street
West Tower, Suite 4000
Newport Beach, CA  92660


Listed below are the Idaho mining claim serial number(s) assigned to the claim(s) you recorded in the Idaho State Office, Bureau of Land Management. Please use this/these number(s) when writing our office.

Record transfers of interest with this office within 60 days of the date of conveyance. We prefer a copy of the quitclaim deed or other legal instrument. Also, please notify our office of any permanent address changes for the claim owner.


                                     PROOF OF LABOR/LETTER OF INTENT
--------------------------------------------------------------------------------
I MC        CLAIM
NUMBER      NAME           99     00     01     02     03     04     05     06
--------------------------------------------------------------------------------
182664      MAR #1
--------------------------------------------------------------------------------
182665      MAR #2
--------------------------------------------------------------------------------
182666      MAR #3
--------------------------------------------------------------------------------
182667      MAR #4
--------------------------------------------------------------------------------
182668      MAR #5
--------------------------------------------------------------------------------
182669      MAR #6
--------------------------------------------------------------------------------
182670      MAR #7
--------------------------------------------------------------------------------
182671      MAR #8
--------------------------------------------------------------------------------
182672      MAR #9
--------------------------------------------------------------------------------
182673      MAR #10
--------------------------------------------------------------------------------
182674      MAR #11
--------------------------------------------------------------------------------
182675      MAR #12
--------------------------------------------------------------------------------
182676      MAR #13
--------------------------------------------------------------------------------
182677      MAR #14
--------------------------------------------------------------------------------
182678      MAR #15
--------------------------------------------------------------------------------
182679      MAR #16
--------------------------------------------------------------------------------
182680      MAR #17
--------------------------------------------------------------------------------
182681      MAR #18
--------------------------------------------------------------------------------

                                     PROOF OF LABOR/LETTER OF INTENT
--------------------------------------------------------------------------------
I MC        CLAIM
NUMBER      NAME           99     00     01     02     03     04     05     06
--------------------------------------------------------------------------------
182682      MAR #19
--------------------------------------------------------------------------------
182683      MAR #20
--------------------------------------------------------------------------------
182684      MAR #21
--------------------------------------------------------------------------------
182685      MAR #22
--------------------------------------------------------------------------------
182686      MAR #23
--------------------------------------------------------------------------------
182687      MAR #24
--------------------------------------------------------------------------------
182688      MAR #25
--------------------------------------------------------------------------------
182689      MAR #26
--------------------------------------------------------------------------------
182690      MAR #27
--------------------------------------------------------------------------------
182691      MAR #28
--------------------------------------------------------------------------------
182692      MAR #29
--------------------------------------------------------------------------------
182693      MAR #30
--------------------------------------------------------------------------------
182694      MAR #31
--------------------------------------------------------------------------------
182695      MAR #32
--------------------------------------------------------------------------------
182696      MAR #33
--------------------------------------------------------------------------------
182697      MAR #34
--------------------------------------------------------------------------------
182698      MAR #35
--------------------------------------------------------------------------------
182699      MAR #36
--------------------------------------------------------------------------------
182700      MAR #37
--------------------------------------------------------------------------------
182701      MAR #38
--------------------------------------------------------------------------------
182702      MAR #39
--------------------------------------------------------------------------------
182703      MAR #40
--------------------------------------------------------------------------------
182704      MAR #41
--------------------------------------------------------------------------------
182705      MAR #42
--------------------------------------------------------------------------------
182706      MAR #43
--------------------------------------------------------------------------------
182707      MAR #44
--------------------------------------------------------------------------------
182708      MAR #45
--------------------------------------------------------------------------------
182709      MAR #46
--------------------------------------------------------------------------------
182710      MAR #47
--------------------------------------------------------------------------------
182711      MAR #48
--------------------------------------------------------------------------------
182712      MAR #49
--------------------------------------------------------------------------------
182713      MAR #50
--------------------------------------------------------------------------------
182714      MAR #51
--------------------------------------------------------------------------------

                                     PROOF OF LABOR/LETTER OF INTENT
--------------------------------------------------------------------------------
I MC        CLAIM
NUMBER      NAME           99     00     01     02     03     04     05     06
--------------------------------------------------------------------------------
182715      MAR #52
--------------------------------------------------------------------------------
182716      MAR #53
--------------------------------------------------------------------------------
182717      MAR #54
--------------------------------------------------------------------------------
182718      MAR #55
--------------------------------------------------------------------------------
182719      MAR #56
--------------------------------------------------------------------------------
182720      MAR #57
--------------------------------------------------------------------------------
182721      MAR #58
--------------------------------------------------------------------------------
182722      MAR #59
--------------------------------------------------------------------------------
182723      MAR #60
--------------------------------------------------------------------------------
182724      MAR #61
--------------------------------------------------------------------------------
182725      MAR #62
--------------------------------------------------------------------------------
182726      MAR #63
--------------------------------------------------------------------------------
182727      MAR #64
--------------------------------------------------------------------------------
182728      MAR #65
--------------------------------------------------------------------------------
182729      MAR #66
--------------------------------------------------------------------------------
182730      MAR #67
--------------------------------------------------------------------------------
182731      MAR #68
--------------------------------------------------------------------------------
182732      MAR #69
--------------------------------------------------------------------------------
182733      MAR #70
--------------------------------------------------------------------------------
182734      MAR #71
--------------------------------------------------------------------------------
182735      MAR #72
--------------------------------------------------------------------------------
182736      MAR #73
--------------------------------------------------------------------------------
182737      MAR #74
--------------------------------------------------------------------------------
182738      MAR #75
--------------------------------------------------------------------------------
182739      MAR #76
--------------------------------------------------------------------------------
182740      MAR #77
--------------------------------------------------------------------------------
182741      MAR #78
--------------------------------------------------------------------------------
182742      MAR #79
--------------------------------------------------------------------------------
182743      MAR #80
--------------------------------------------------------------------------------
182744      MAR #81
--------------------------------------------------------------------------------
182745      MAR #82
--------------------------------------------------------------------------------
182746      MAR #83
--------------------------------------------------------------------------------
182747      MAR #84
--------------------------------------------------------------------------------

                                     PROOF OF LABOR/LETTER OF INTENT
--------------------------------------------------------------------------------
I MC        CLAIM
NUMBER      NAME           99     00     01     02     03     04     05     06
--------------------------------------------------------------------------------
182748      MAR #85
--------------------------------------------------------------------------------
182749      MAR #86
--------------------------------------------------------------------------------
182750      MAR #87
--------------------------------------------------------------------------------
182751      MAR #88
--------------------------------------------------------------------------------
182752      MAR #89
--------------------------------------------------------------------------------
182753      MAR #90
--------------------------------------------------------------------------------
182754      MAR #91
--------------------------------------------------------------------------------
182755      MAR #92
--------------------------------------------------------------------------------
182756      MAR #93
--------------------------------------------------------------------------------
182757      MAR #94
--------------------------------------------------------------------------------
182758      MAR #95
--------------------------------------------------------------------------------
182759      MAR #96
--------------------------------------------------------------------------------
182760      MAR #97
--------------------------------------------------------------------------------
182761      MAR #98
--------------------------------------------------------------------------------
182762      MAR #99
--------------------------------------------------------------------------------
182763      MAR #100
--------------------------------------------------------------------------------
182764      MAR #101
--------------------------------------------------------------------------------
182765      MAR #102
--------------------------------------------------------------------------------
182766      MAR #103
--------------------------------------------------------------------------------
182767      MAR #104
--------------------------------------------------------------------------------
182768      MAR #105
--------------------------------------------------------------------------------
182769      MAR #106
--------------------------------------------------------------------------------
182770      MAR #107
--------------------------------------------------------------------------------
182771      MAR #108
--------------------------------------------------------------------------------
182772      MAR #109
--------------------------------------------------------------------------------
182773      MAR #110
--------------------------------------------------------------------------------
182774      MAR #111
--------------------------------------------------------------------------------
182775      MAR #112
--------------------------------------------------------------------------------
182776      MAR #113
--------------------------------------------------------------------------------
182777      MAR #114
--------------------------------------------------------------------------------
182778      MAR #115
--------------------------------------------------------------------------------
182779      MAR #116
--------------------------------------------------------------------------------
182780      MAR #117
--------------------------------------------------------------------------------

                                     PROOF OF LABOR/LETTER OF INTENT
--------------------------------------------------------------------------------
I MC        CLAIM
NUMBER      NAME           99     00     01     02     03     04     05     06
--------------------------------------------------------------------------------
182781      MAR #118
--------------------------------------------------------------------------------
182782      MAR #119
--------------------------------------------------------------------------------
182783      MAR #120
--------------------------------------------------------------------------------
182784      MAR #121
--------------------------------------------------------------------------------
182785      MAR #122
--------------------------------------------------------------------------------
182786      MAR #123
--------------------------------------------------------------------------------
182787      MAR #124
--------------------------------------------------------------------------------
182788      MAR #125
--------------------------------------------------------------------------------
182789      MAR #126
--------------------------------------------------------------------------------
182790      MAR #127
--------------------------------------------------------------------------------
182791      MAR #128
--------------------------------------------------------------------------------
182792      MAR #129
--------------------------------------------------------------------------------
182793      MAR #130
--------------------------------------------------------------------------------
182794      MAR #131
================================================================================


                                 UNITED STATES
                           DEPARTMENT OF THE INTERIOR
                           BUREAU OF LAND MANAGEMENT
                               Idaho State Office

                           CLAIM MAINTENANCE FEE LIST


Enclosed is the claim maintenance fee of $32100.00 ($100 per claim) for the claims listed below:

--------------------------------------------------------------------------------------
1.  IMC: 173792 through 173896     Claim Name:  Blackhawk #1    through Blackhawk #105

2.  IMC: 175659 through 175766     Claim Name:  Blackhawk #106  through Blackhawk #213

3.  IMC: 174875 through 174891     Claim Name:  Blackhawk #214  through Blackhawk #230

4.  IMC: 181423                    Claim Name:  Blackhawk #231

5.  IMC: 181433                    Claim Name:  Blackhawk #232

6.  IMC: 181424 through 181432     Claim Name:  Blackhawk #233  through Blackhawk #241

7.  IMC: 181434 through 181435     Claim Name:  Blackhawk #242  through Blackhawk #243

8.  IMC: 181436 through 181473     Claim Name:  Blackhawk #253  through Blackhawk #290

9.  IMC: 181474 through 181483     Claim Name:  Blackhawk #295  through Blackhawk #304

10. IMC: 181484 through 181497     Claim Name:  Blackhawk #309  through Blackhawk #322

11. IMC: 181498 through 181509     Claim Name:  Blackhawk #486  through Blackhawk #497

12. IMC: 181510 through 181513     Claim Name:  Blackhawk #1210 through Blackhawk #1213

13. IMC:                           Claim Name:

14. IMC:                           Claim Name:

15. IMC:                           Claim Name:

16. IMC:                           Claim Name:

17. IMC:                           Claim Name:

18. IMC:                           Claim Name:

19. IMC:                           Claim Name:

20. IMC:                           Claim Name:
--------------------------------------------------------------------------------
Name (please print):  Frank J. Klemenchuk            Phone Number:  303-833-4207
--------------------------------------------------------------------------------
Signature:  /s/ Frank J. Klemenchuk                  Date:  August 22, 1998
--------------------------------------------------------------------------------
Address:  1213 Mac Intyre Court, P.O. Box 360, Darono, CO  80514
--------------------------------------------------------------------------------
Address of Owner:  International Gold Corporation
                   5000 Birch Street
                   West Tower, Suite 4000
                   Newport Beach, CA  92660


                                  UNITED STATES
                           DEPARTMENT OF THE INTERIOR
                           BUREAU OF LAND MANAGEMENT
                               Idaho State Office

                           CLAIM MAINTENANCE FEE LIST


Enclosed is the claim maintenance fee of $43900.00 ($100 per claim) for the claims listed below:

--------------------------------------------------------------------------------------
1.  IMC: 180819 through 180846     Claim Name:  Blackhawk #685  through Blackhawk #712

2.  IMC: 180847 through 180859     Claim Name:  Blackhawk #728  through Blackhawk #740

3.  IMC: 180860 through 180872     Claim Name:  Blackhawk #750  through Blackhawk #762

4.  IMC: 180873 through 180938     Claim Name:  Blackhawk #772  through Blackhawk #837

5.  IMC: 180939 through 181035     Claim Name:  Blackhawk #840  through Blackhawk #936

6.  IMC: 181036 through 181075     Claim Name:  Blackhawk #946  through Blackhawk #985

7.  IMC: 181076 through 181094     Claim Name:  Blackhawk #990  through Blackhawk #1008

8.  IMC: 181095 through 181099     Claim Name:  Blackhawk #1012 through Blackhawk #1016

9.  IMC: 181100 through 181105     Claim Name:  Blackhawk #1081 through Blackhawk #1086

10. IMC: 181106 through 181111     Claim Name:  Blackhawk #1104 through Blackhawk #1109

11. IMC: 181112 through 181117     Claim Name:  Blackhawk #1127 through Blackhawk #1132

12. IMC: 181118 through 181152     Claim Name:  Blackhawk #1150 through Blackhawk #1184

13. IMC: 181153 through 181154     Claim Name:  Blackhawk #838  through Blackhawk #839

14. IMC: 181962 through 182039     Claim Name:  Blackhawk #607  through Blackhawk #684

15. IMC: 182040 through 182064     Claim Name:  Blackhawk #1185 through Blackhawk #1209

16. IMC:                           Claim Name:

17. IMC:                           Claim Name:

18. IMC:                           Claim Name:

19. IMC:                           Claim Name:

20. IMC:                           Claim Name:
--------------------------------------------------------------------------------
Name (please print):  Frank J. Klemenchuk            Phone Number:  303-833-4207
--------------------------------------------------------------------------------
Signature:  /s/ Frank J. Klemenchuk                  Date:  August 22, 1998
--------------------------------------------------------------------------------
Address:  1213 Mac Intyre Court, P.O. Box 360, Darono, CO  80514
--------------------------------------------------------------------------------
Address of Owner:  International Gold Corporation
                   5000 Birch Street
                   West Tower, Suite 4000
                   Newport Beach, CA  92660

